                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     Know all by these presents, that each of the undersigned hereby constitutes and appoints LAUREN ISENMAN signing singly,  the  undersigned's  true and lawful attorney-in-fact to:

     1.   execute for and on behalf of the undersigned all documents relating to the  business  of Steel  Partners  II, L.P.  including,  but not limited to, all filings with the Securities and Exchange Commission,  any stock exchange and any other  regulatory,  administrative  or  similar  authority,  and all  memoranda, correspondence,  communications or the like,  except that such  attorney-in-fact shall have no power to execute  any  document  that has the effect of creating a financial  commitment or financial  obligation of Steel Partners II, L.P. or its affiliates.

     2.   do and perform  any and all acts for and on behalf of the  undersigned that may be necessary  or  desirable to complete and execute any such  document, complete and execute any amendment or amendments  thereto,  and timely file such document with the appropriate authority.

     3.   take any other action of any type  whatsoever in  connection  with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  Power of  Attorney  and the  rights  and  powers  herein granted. The undersigned  acknowledges that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned,  is not assuming any of the  undersigned's  responsibilities  to comply with any rules or regulations including federal securities laws.

     This Power of Attorney shall remain in full force and effect until December
31, 2006 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of December, 2005.

STEEL PARTNERS II, L.P.                      STEEL PARTNERS, L.L.C.

By: Steel Partners, L.L.C.                   By: /s/ Warren G. Lichtenstein
    General Partner                              -------------------------------
                                                 Warren G. Lichtenstein
                                                 Managing Member
By: /s/ Warren G. Lichtenstein
    -------------------------------          /s/ Warren G. Lichtenstein
    Warren G. Lichtenstein                   -----------------------------------
    Managing Member                          Warren G. Lichtenstein

                                POWER OF ATTORNEY

     Know all by these presents, that each of the undersigned hereby constitutes and appoints JACK L. HOWARD signing singly,  the  undersigned's  true and lawful attorney-in-fact to:

     1.   execute for and on behalf of the undersigned all documents relating to the  business  of Steel  Partners  II, L.P.  including,  but not limited to, all filings with the Securities and Exchange Commission,  any stock exchange and any other  regulatory,  administrative  or  similar  authority,  and all  memoranda, correspondence,  communications or the like,  except that such  attorney-in-fact shall have no power to execute  any  document  that has the effect of creating a financial  commitment or financial  obligation of Steel Partners II, L.P. or its affiliates.

     2.   do and perform  any and all acts for and on behalf of the  undersigned that may be necessary  or  desirable to complete and execute any such  document, complete and execute any amendment or amendments  thereto,  and timely file such document with the appropriate authority.

     3.   take any other action of any type  whatsoever in  connection  with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  Power of  Attorney  and the  rights  and  powers  herein granted. The undersigned  acknowledges that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned,  is not assuming any of the  undersigned's  responsibilities  to comply with any rules or regulations including federal securities laws.

     This Power of Attorney shall remain in full force and effect until December
31, 2006 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of December, 2005.

STEEL PARTNERS II, L.P.                      STEEL PARTNERS, L.L.C.

By: Steel Partners, L.L.C.                   By: /s/ Warren G. Lichtenstein
    General Partner                              -------------------------------
                                                 Warren G. Lichtenstein
                                                 Managing Member
By: /s/ Warren G. Lichtenstein
    -------------------------------          /s/ Warren G. Lichtenstein
    Warren G. Lichtenstein                   -----------------------------------
    Managing Member                          Warren G. Lichtenstein

                                POWER OF ATTORNEY

     Know all by these presents, that each of the undersigned hereby constitutes and appoints STEVEN WOLOSKY signing singly,  the  undersigned's  true and lawful attorney-in-fact to:

     1.   execute for and on behalf of the undersigned all documents relating to the  business  of Steel  Partners  II, L.P.  including,  but not limited to, all filings with the Securities and Exchange Commission,  any stock exchange and any other  regulatory,  administrative  or  similar  authority,  and all  memoranda, correspondence,  communications or the like,  except that such  attorney-in-fact shall have no power to execute  any  document  that has the effect of creating a financial  commitment or financial  obligation of Steel Partners II, L.P. or its affiliates.

     2.   do and perform  any and all acts for and on behalf of the  undersigned that may be necessary  or  desirable to complete and execute any such  document, complete and execute any amendment or amendments  thereto,  and timely file such document with the appropriate authority.

     3.   take any other action of any type  whatsoever in  connection  with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  Power of  Attorney  and the  rights  and  powers  herein granted. The undersigned  acknowledges that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned,  is not assuming any of the  undersigned's  responsibilities  to comply with any rules or regulations including federal securities laws.

     This Power of Attorney shall remain in full force and effect until December
31, 2006 unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of December, 2005.

STEEL PARTNERS II, L.P.                      STEEL PARTNERS, L.L.C.

By: Steel Partners, L.L.C.                   By: /s/ Warren G. Lichtenstein
    General Partner                              -------------------------------
                                                 Warren G. Lichtenstein
                                                 Managing Member
By: /s/ Warren G. Lichtenstein
    -------------------------------          /s/ Warren G. Lichtenstein
    Warren G. Lichtenstein                   -----------------------------------
    Managing Member                          Warren G. Lichtenstein